EXHIBIT 10.2

EXECUTION VERSION

MASTER GUARANTEE AGREEMENT
dated as of
November 16, 2015,
among
NORTHSTAR ASSET MANAGEMENT GROUP INC.
THE OTHER GUARANTORS PARTY HERETO
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

	TABLE OF CONTENTS
		Page
	ARTICLE I

	Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

	ARTICLE II

	The Guarantees

SECTION 2.01.	Guarantee	3
SECTION 2.02.	Guarantee of Payment; Continuing Guarantee	4
SECTION 2.03.	No Limitations	4
SECTION 2.04.	Waiver of Defense	4
SECTION 2.05.	Reinstatement	6
SECTION 2.06.	Agreement to Pay; Subrogation	6
SECTION 2.07.	Information	6
SECTION 2.08.	Payments Free of Taxes	6

	ARTICLE III

	Indemnity, Subrogation and Subordination

SECTION 3.01.	Indemnity and Subrogation	6
SECTION 3.02.	Contribution and Subrogation	7
SECTION 3.03.	Subordination	7

	ARTICLE IV

	Representations and Warranties

	ARTICLE V

	Miscellaneous

SECTION 5.01.	Notices	8
SECTION 5.02.	Waivers; Amendment	8
SECTION 5.03.	Administrative Agent’s Fees and Expenses; Indemnification	8
SECTION 5.04.	Successors and Assigns	8
SECTION 5.05.	Survival of Agreement	8
SECTION 5.06.	Counterparts; Effectiveness; Several Agreement	9
SECTION 5.07.	Severability	9
SECTION 5.08.	Right of Set-Off	9

-i-

-ii-

MASTER GUARANTEE AGREEMENT dated as of November 16, 2015 (this “Agreement”), among NORTHSTAR ASSET MANAGEMENT GROUP INC., the other GUARANTORS from time to time party hereto (the “Guarantors”) and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, on behalf of itself and the other Secured Parties.
Reference is made to the Revolving Bridge Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NORTHSTAR ASSET MANAGEMENT GROUP INC., a Delaware corporation (“Parent”), NSAM LP, a Delaware limited partnership (the “Borrower”), the Lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent. Parent, the Borrower and the Subsidiaries may at any time and from time to time incur Secured Cash Management Obligations and/or enter into one or more Swap Agreements the obligations under which constitute Secured Swap Obligations with one or more Secured Parties. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the other Secured Parties to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The other Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01.        Credit Agreement. Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.
The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 1.02.        Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning assigned to such term in the preamble to this Agreement.
“Claiming Party” has the meaning assigned to such term in Section 3.02.
“Contributing Party” has the meaning assigned to such term in Section 3.02.
“Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Excluded Swap Obligation” has the meaning assigned to such term in the Collateral Agreement.
“Fraudulent Transfer Laws” means §548 of the Bankruptcy Code, 11 U.S.C. §548, or any applicable provisions of comparable state, provincial or territorial law.
“Qualified ECP Loan Party” means, in respect of any Secured Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Secured Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 5.14).
“Supplement” means an instrument in the form of Exhibit I to the Collateral Agreement, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.
ARTICLE II

The Guarantees
SECTION 2.01.        Guarantee. Each Guarantor irrevocably and unconditionally guarantees to each of the Secured Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, by way of an independent payment obligation, the due and punctual payment and performance of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal, or amendment or modification, of any of the Secured Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
SECTION 2.02.        Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of any of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of its Secured Obligations, whether currently existing or hereafter incurred.
SECTION 2.03.        No Limitations. Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations, any impossibility in the performance of any of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 5.12, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:
(a)    the failure of any Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise;

(b)    any rescission, waiver, amendment, restatement or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;
(c)    the release of, or any impairment of or failure to perfect any Lien on, any security held by any Secured Party for any of the Secured Obligations;
(d)    any default, failure or delay, willful or otherwise, in the performance of any of the Secured Obligations;
(e)    any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Secured Obligations that constitute Loan Document Obligations (excluding contingent obligations not yet due);
(f)    any illegality, lack of validity or lack of enforceability of any of the Secured Obligations;
(g)    any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Secured Obligations;
(h)    the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction;
(i)    this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Closing Date;
(j)    the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Secured Parties;
(k)    any action permitted or authorized hereunder; or
(l)    any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower, any Guarantor or any other guarantor or surety (other than the payment in full in cash of all the Secured Obligations that constitute Loan Document Obligations (excluding contingent obligations not yet due)).
Each Guarantor expressly authorizes the Secured Parties to take and hold security in accordance with the terms of the Loan Documents for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder. Any term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Secured Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor may be liable without rendering this Agreement or any other Loan Document, as it relates to such Guarantor, subject to avoidance under Fraudulent Transfer Laws, in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value of assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable Requirements of Law, (ii) Section 3.02 of this Agreement or (iii) any other contractual obligations providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Agreement.
SECTION 2.04.        Waiver of Defenses. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Secured Obligations. The Administrative Agent and the other Secured Parties may, at their election and in accordance with the terms of the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.
SECTION 2.05.        Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of any Borrower, any other Loan Party or otherwise.
SECTION 2.06.        Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Borrower or the other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
SECTION 2.07.        Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.08.        Payments Free of Taxes. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower are required to be so made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.
SECTION 3.01.        Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, the Borrower agrees that (a) in the event a payment in respect of any obligation of the Borrower shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part any Secured Obligations owed to any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
SECTION 3.02.        Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligations or assets of any other Guarantor (other than the Borrower) shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, the date of the Supplement executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, such other date). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.
SECTION 3.03.        Subordination.
(a)    Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Secured Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
(b)    Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 7.01(h) or 7.01(i) of the Credit Agreement), all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of all the Secured Obligations.

ARTICLE IV

Representations and Warranties
Each Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that (a) the execution, delivery and performance by such Guarantor of this Agreement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such Guarantor’s Equity Interests, and that this Agreement has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Credit Agreement as to such Guarantor are true and correct on each date as required by Article IV of the Credit Agreement in all material respects; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.
ARTICLE V

Miscellaneous
SECTION 5.01.        Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of Parent as provided in Section 9.01 of the Credit Agreement.
SECTION 5.02.        Waivers; Amendment.
(a)    No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Guarantor from any covenant of such Guarantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

SECTION 5.03.        Administrative Agent’s Fees and Expenses; Indemnification. The provisions of Section 9.03 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.
SECTION 5.04.        Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
SECTION 5.05.        Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations(excluding contingent obligations for indemnification not yet due) have been paid in full in cash and (b) all Commitments have terminated or expired.
SECTION 5.06.        Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.
SECTION 5.07.        Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 5.08.        Right of Set-Off. The provisions of Section 9.08 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.

SECTION 5.09.        Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent
(a)    This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction.
(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.
(e)    Each Subsidiary Loan Party hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Borrower hereby accepts such designation and appointment.
SECTION 5.10.        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.
SECTION 5.11.        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12.        Termination or Release.
(a)    Subject to Section 2.05, this Agreement and the Guarantees made herein shall terminate when (i) all the Loan Document Obligations (excluding contingent obligations for indemnification not yet due) have been paid in full in cash and (ii) all Commitments have terminated or expired.
(b)    Notwithstanding any other provision contained herein, the guarantees made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.
(c)    In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.12. Any execution and delivery of documents by the Administrative Agent pursuant to this Section 5.12 shall be without recourse to or warranty by the Administrative Agent or any other Secured Party.
(d)    Notwithstanding anything to the contrary in this Agreement, if as a result of any change in law after the Closing Date (including any change with retroactive effect), any Subsidiary that is a Subsidiary Loan Party becomes an Excluded Subsidiary described in clause (d), (e) or (f) of the definition of “Excluded Subsidiary” in the Credit Agreement, such Subsidiary shall be released from this Agreement (and if such Subsidiary under such changed law as so retroactively applied would have been an Excluded Subsidiary, such release will be deemed to have occurred immediately prior to the period of retroactive effect).
SECTION 5.13.        Additional Guarantors. Additional Persons may become Guarantors after the date hereof as contemplated by the Credit Agreement. Upon execution and delivery by the Administrative Agent and a Person of a Supplement, any such Person shall become a Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Person as a party to this Agreement.
SECTION 5.14.        Keepwell. Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 5.14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.14, or otherwise under this Agreement, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 5.14 shall remain in full force and effect until all of the Secured Obligations and all other amounts payable under this Agreement (excluding contingent obligations for indemnification not yet due) shall have been paid in full in cash and the Commitments shall have expired or been terminated. Each Qualified ECP Loan Party intends that this Section 5.14 constitute, and this Section 5.14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Master Guarantee Agreement as of the day and year first above written.

NORTHSTAR ASSET MANAGEMENT GROUP INC.

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

SUBSIDIARY LOAN PARTIES

CROWD INVEST T-II, LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

HEALTHCARE JV GP, LLC

By:	NSAM P-Holdings, LLC, its sole member

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR ASSET MANAGEMENT GROUP, LLC

By:	NSAM LP, its sole member

By: NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR HEALTHCARE INCOME OP HOLDINGS, LLC

By:	NSAM P-Holdings, LLC, its sole member

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

NORTHSTAR OP HOLDINGS II, LLC

By:	NSAM P-Holdings, LLC, its sole member

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR OP HOLDINGS, LLC

By:	NSAM P-Holdings, LLC, its sole member

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR REALTY ASSET MANAGEMENT, LLC

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR/RXR NTR OP HOLDINGS, LLC

By:	NSAM P-Holdings, LLC, its sole member

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NS AM MEMBER, LLC

By:	NorthStar Realty Asset Management, LLC, its sole member

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NS SECURITIES ADVISORS LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NS SERVICIING II, LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NSAM P-HOLDINGS, LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NSAM US LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

PLATFORM HEALTHCARE INVESTOR T-II, LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

PLATFORM HOSPITALITY INVESTOR T-II, LLC

By:	NorthStar Asset Management Group, LLC, its sole member

By:	NSAM LP, its sole member

By:	NorthStar Asset Management Group Inc., its general partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

    SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Wissam Kairouz
Name: Wissam Kairouz
Title: Authorized Signatory

SIGNATURE PAGE TO MASTER GUARANTEE AGREEMENT